SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              JUNE 3, 2004
                                                              ------------


                                KELLWOOD COMPANY
               (Exact name of registrant as specified in charter)


 Delaware                           000-07340                  36-2472410
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(State of other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                         63017
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
                                                     ---------------



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release issued on June 3, 2004 (furnished and not filed with the Securities and Exchange Commission).

ITEM 9.           REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On June 3, 2004, Kellwood Company issued a press release setting forth its earnings for the quarter ending May 1, 2004. A copy of the press release is attached herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information under Item 9 above is incorporated into this Item 12 by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            KELLWOOD COMPANY



Date:  June 3, 2004                         By: /s/ Thomas H. Pollihan
                                               ---------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel